EXHIBIT 10.2
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               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

     THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made as of the 24th day of March, 2006, by and between SIMTEK CORPORATION, a Colorado corporation ("Simtek"), and CYPRESS SEMICONDUCTOR CORPORATION, a Delaware corporation ("Cypress").

                                    RECITALS

     WHEREAS, Simtek and Cypress previously executed a Share Purchase Agreement dated as of May 4, 2005 (the "Purchase Agreement"), pursuant to which Simtek issued to Cypress 6,740,816 shares of common stock, par value $0.01 per share, of Simtek (the "Simtek Shares") and warrants to purchase up to 5,055,612 shares of common stock, par value $0.01 per share, of Simtek (the "Existing Warrant Shares");

     WHEREAS, in connection with the execution of the Purchase Agreement, the parties executed a Registration Rights Agreement, dated May 4, 2005 (the "Existing Registration Rights Agreement"), pursuant to which Cypress was granted registration rights with respect to the Simtek Shares and the Existing Warrant Shares;

     WHEREAS, as of the date hereof, Simtek and Cypress entered into that certain Joint Development and License Agreement, pursuant to which, among other things: (a) Simtek issued Cypress additional warrants to purchase up to 10,000,000 shares of common stock, par value $0.01 per share, of Simtek (the "March 2006 Warrant Shares"); (b) Simtek agreed to issue to Cypress on June 30, 2006, upon satisfaction of certain conditions, an additional warrant to purchase up to 5,000,000 shares of common stock, par value $0.01 per share, of Simtek (the "June 2006 Warrant Shares"); and (c) Simtek agreed to issue to Cypress on December 31, 2006, upon satisfaction of certain conditions, an additional warrant to purchase up to 5,000,000 shares of common stock, par value $0.01 per share, of Simtek (the "December 2006 Warrant Shares"). For purposes of this Agreement, the term "Warrant Shares" shall include: (i) the Existing Warrant Shares; (ii) the March 2006 Warrant Shares; (iii) if and when the warrant with respect to the June 2006 Warrant Shares is issued to Cypress, the June 2006 Warrant Shares; and (iv) if and when the warrant with respect to the December 2006 Warrant Shares is issued to Cypress, the December 2006 Warrant Shares.

     WHEREAS, the parties desire to amend and restate the Existing Registration Rights Agreement in its entirety to grant Cypress registration rights with respect to the March 2006 Warrant Shares and, potentially, the June 2006 Warrant Shares and the December 2006 Warrant Shares.

     NOW, THEREFORE, THE PARTIES HEREBY AMEND AND RESTATE THE EXISTING REGISTRATION RIGHTS AGREEMENT IN ITS ENTIRETY AND AGREE AS FOLLOWS:

     1.  Definitions. For purposes of this Agreement:

         1.1. The term "Affiliate" shall mean with respect to any individual, corporation, partnership, association, trust, or any other entity (in each case,


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a "Person"), any Person which, directly or indirectly, controls, is controlled by or is under common control with such Person.

         1.2. The term "Common Stock" shall mean shares of Simtek's common stock, par value $0.01 per share.

         1.3. The term "Development Agreement" shall mean that certain License and Development Agreement, of even date herewith, by and between Cypress and Simtek.

         1.4. The term "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         1.5. The term "Form S-3" means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by Simtek with the SEC.

         1.6. The term "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document by the SEC (which the parties acknowledge is in the SEC's discretion).

         1.7. The term "Registrable Securities" means (i) the Simtek Shares and the Warrant Shares, and (ii) any Common Stock of Simtek issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in clause (i) above, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his rights and obligations under this Agreement are not assigned.

         1.8. The term "Registrable Securities then outstanding" means the number of shares determined by adding the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.

         1.9. The term "SEC" means the Securities and Exchange Commission.

         1.10. The term "SEC Rule 144" means Rule 144 promulgated by the SEC under the Securities Act.

         1.11. The term "SEC Rule 144(k)" means Rule 144(k) promulgated by the SEC under the Securities Act.

         1.12. The term "SEC Rule 145" means Rule 145 promulgated by the SEC under the Securities Act.




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         1.13. The term "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         1.14. The term "Violation" means losses, claims, damages, or liabilities (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations: (i) any untrue statement or alleged untrue statement of a material fact contained in a registration statement filed by Simtek pursuant to Section
2.1 or Section 2.9, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by any party hereto, of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law, in connection with registration statement filed by Simtek pursuant to Section 2.1 or Section 2.9.

         2. Registration Rights. Simtek covenants and agrees as follows:

         2.1. Simtek Registration. If Simtek proposes to register (including for this purpose a registration effected by Simtek for stockholders other than Cypress) any of its stock or other securities under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration statement relating either to the sale of securities to employees of Simtek pursuant to a stock option, stock purchase or similar plan or an SEC Rule 145 transaction, a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered, Simtek shall, at such time, promptly give Cypress written notice of such registration. Upon the written request of Cypress given within twenty (20) days after mailing of such notice by Simtek in accordance with Section 3.5, Simtek shall, subject to the provisions of Section 2.3 and Section 2.5, use its commercially reasonable efforts to cause to be registered under the Securities Act all of the Registrable Securities that Cypress has requested to be registered. Simtek shall have the right to terminate or withdraw any registration initiated by it under this Section 2.1 prior to the effectiveness of such registration whether or not Cypress has elected to include securities in such registration. The expenses of such withdrawn registration shall be borne by the parties in accordance with Section 2.4 hereof.

         2.2. Obligations of Simtek. Whenever required under this Section 2 to use its commercially reasonable efforts to effect the registration of any Registrable Securities, Simtek shall, as expeditiously as reasonably possible,

              (a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective, and, upon the request of Cypress, use its commercially reasonable efforts to keep such registration statement effective for a period of up to one hundred twenty (120)



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days or, if earlier, until the distribution contemplated in the Registration
Statement has been completed; provided, however, that (i) such 120-day period shall be extended for a period of time equal to the period Cypress refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of Simtek; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, subject to compliance with applicable SEC rules, such 120-day period shall be extended for up to ninety (90) days, if necessary, to keep the registration statement effective until all such Registrable Securities are sold;

              (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

              (c) furnish to Cypress such numbers of copies (or an electronic copy) of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as it may reasonably request in order to facilitate the disposition of Registrable Securities owned by it;

              (d) use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by Cypress; provided that Simtek shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless Simtek is already subject to service in such jurisdiction;

              (e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Cypress shall also enter into and perform its obligations under such an agreement;

              (f) cause all such Registrable Securities registered pursuant to this Agreement hereunder to be listed on a national securities exchange or trading system and each securities exchange and trading system on which similar securities issued by Simtek are then listed;

              (g) provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

              (i) use its commercially reasonable efforts to furnish, at the request of Cypress pursuant to this Section 2, on the date on which such Registrable Securities are sold to the underwriter, (i) an opinion, dated such date, of the counsel representing Simtek for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a "comfort" letter dated such date, from the independent certified public accountants of



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Simtek, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any.

         2.3. Furnish Information. (a) It shall be a condition precedent to the obligations of Simtek to take any action pursuant to this Section 2 with respect to the Registrable Securities of Cypress that Cypress shall furnish to Simtek such information regarding itself, the Registrable Securities and other Simtek securities held by it and its Affiliates, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of Cypress's Registrable Securities.

         2.4. Expenses of Simtek Registration. Simtek shall bear and pay all expenses incurred by it in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 2.1 hereof (which right may be assigned as provided in Section 2.10 hereof), including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto. Cypress shall bear and pay all expenses incurred by it in connection with the registrations pursuant to Section 2.1 hereof (which right may be assigned as provided in Section 2.10 hereof), including (without limitation) all fees and disbursements of its counsel.

         2.5. Underwriting Requirements. In connection with any offering involving an underwriting of shares of Simtek's capital stock pursuant to
Section 2.1, Simtek shall not be required to include Cypress's securities in such underwriting unless it accepts the terms of the underwriting as agreed upon between Simtek and its underwriters, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by Simtek. If the total number of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities to be sold other than by Simtek that the underwriters determine in their sole and absolute discretion is compatible with the success of the offering, then Simtek shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters and Simtek determine in their sole and absolute discretion will not jeopardize the success of the offering. In no event shall any Registrable Securities be excluded from such offering unless all other stockholders' securities have been first excluded.

         2.6. Delay of Registration. Cypress shall have no right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

         2.7. Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 2:

              (a) To the extent permitted by law, Simtek will indemnify and hold harmless Cypress and its officers, directors, stockholders, legal counsel and accountants, any underwriter (as defined in the Securities Act) for Cypress and each person, if any, who controls Cypress or underwriter within the meaning of the Securities Act or the Exchange Act, against any Violation and Simtek will pay to each of Cypress and its underwriter, controlling person or other



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aforementioned person, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action as such expenses are incurred; provided, however, that the indemnity agreement contained in this subsection 2.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of Simtek (which consent shall not be unreasonably withheld), nor shall Simtek be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by Cypress or its underwriter, controlling person or other aforementioned person.

              (b) To the extent permitted by law, Cypress will indemnify and hold harmless Simtek, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls Simtek within the meaning of the Securities Act, legal counsel and accountants for Simtek, any underwriter, and any controlling person of any such underwriter, against any losses, claims, damages, or liabilities to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by Cypress expressly for use in connection with such registration; and Cypress will pay, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 2.7(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 2.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of Cypress (which consent shall not be unreasonably withheld); provided, further, that, in no event shall any indemnity under this subsection 2.7(b) exceed the net proceeds from the offering received by Cypress, except in the case of fraud or willful misconduct by Cypress.

              (c) Promptly after receipt by an indemnified party under this
Section 2.7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.7, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.7.




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              (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) Cypress or any controlling person of Cypress makes a claim for indemnification pursuant to this Section 2.7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 2.7 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of Cypress or any such controlling person in circumstances for which indemnification is provided under this Section 2.7, then, and in each such case, Simtek and Cypress will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided however, that, in any such case, (I) Cypress will not be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by Cypress pursuant to such registration statement, and (II) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation; provided further, that in no event shall Cypress's liability pursuant to this
Section 2.7(d), when combined with the amounts paid or payable by Cypress pursuant to Section 2.7(b), exceed the proceeds from the offering (net of any underwriting discounts or commissions) received by Cypress, except in the case of willful fraud by Cypress.

              (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

              (f) Unless otherwise superceded by an underwriting agreement entered into in connection with the underwritten public offering, the obligations of Simtek and Cypress under this Section 2.7 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 2, and otherwise and shall survive the termination of this Agreement.

         2.8. Reports Under Exchange Act. With a view to making available to Cypress the benefits of SEC Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit Cypress to sell Registrable Securities of Simtek to the public without registration or pursuant to a registration on Form S-3, Simtek agrees to:




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              (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after the date hereof so long as Simtek is subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

              (b) file with the SEC in a timely manner all reports and other documents required of Simtek under the Securities Act and the Exchange Act; and

              (c) furnish to Cypress, so long as Cypress owns any Registrable Securities, forthwith upon reasonable request (i) a written statement by Simtek that it has complied with the reporting requirements of SEC Rule 144, the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies) or a statement that it has not so complied, (ii) a copy of the most recent annual or quarterly report of Simtek and such other reports and documents so filed by Simtek, and (iii) such other information as may be reasonably requested in availing Cypress of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

         2.9. Form S-3 Registration.

              (a) In case Simtek shall receive from Cypress a written request or requests that Simtek use its commercially reasonable efforts to effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by Cypress, Simtek will as soon as practicable, use its commercially reasonable efforts to effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of Cypress's Registrable Securities as are specified in such request; provided, however, that Simtek shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 2.9:
(1) if Form S-3 is not then available for such offering by Cypress (or Simtek is not eligible to use such Form S-3 for such offering); (2) if Cypress, together with the holders of any other securities of Simtek entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $2 million; (3) if Simtek shall furnish to Cypress a certificate signed by the Chief Executive Officer of Simtek stating that in the good faith judgment of the Board of Directors of Simtek, it would be materially detrimental to Simtek and its stockholders for such Form S-3 Registration to be effected at such time, in which event Simtek shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than sixty (60) days after receipt of the request of Cypress under this
Section 2.9; provided, however, that Simtek shall not utilize this right more than once in any twelve month period and provided further that Simtek shall not register any securities for the account of itself or any other stockholder during such sixty (60) day period (other than a registration relating solely to the sale of securities of participants in a Simtek stock plan, a registration relating to a corporate reorganization or transaction under Rule 145 of the Securities Act, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered); (4) if Simtek has, within the twelve (12) month period preceding the date of such request,




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already effected two registrations on Form S-3 for Cypress pursuant to this
Section 2.9; or (5) in any particular jurisdiction in which Simtek would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance; or (6) during the period ending one hundred eighty (180) days after the effective date of a registration statement subject to Section 2.1 hereof.

              Subject to the foregoing, Simtek shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request of Cypress. Simtek shall bear and pay all expenses incurred by it in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 2.9 hereof (which right may be assigned as provided in Section 2.10 hereof), including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto. Cypress shall bear and pay all expenses incurred by it in connection with the registrations pursuant to Section 2.9 hereof (which right may be assigned as provided in Section 2.10 hereof), including (without limitation) all fees and disbursements of its counsel.

              (b) If Cypress intends to distribute the Registrable Securities covered by its request by means of an underwriting, it shall so advise Simtek as part of its request made pursuant to this Section 2.9, and Simtek shall include such information in the written notice referred to in Section 2.9(a).

         2.10. Assignment of Registration Rights. The rights to cause Simtek to register Registrable Securities pursuant to this Section 2 may be assigned (but only with all related obligations) by Cypress to a transferee or assignee of such securities that (i) is an Affiliate of Cypress, or (ii) after such assignment or transfer, holds at least 500,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), provided: (a) Simtek is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement; and (c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferee or assignee (i) that is a subsidiary, parent or 10% or more stockholder of Cypress, or (ii) that is an Affiliate of Cypress shall be aggregated together and with those of Cypress; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney in fact for the purpose of exercising any rights, receiving notices or taking any action under this Section 2.

         2.11. Termination of Registration Rights. The rights set forth in this
Section 2 shall terminate on the earliest to occur of (i) the liquidation of Simtek, (ii) such time as the Registrable Securities (together with any Affiliate of the holder with whom the holder must aggregate its sales under SEC




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Rule 144) could be sold without restriction under SEC Rule 144 within a ninety
(90) day period, or (iii) such time as all of the Registrable Securities have been publicly sold.


         3.   Miscellaneous.

              3.1. Transfers, Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

              3.2. Governing Law. This Agreement shall be governed by and construed in accordance with the State of California as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the State of California, without regard to its principles of conflicts of laws.

              3.3. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed and delivered by facsimile signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

              3.4. Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

              3.5. Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day, (c) five
(5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their address as set forth below:

              Notices to be given to Cypress will be addressed to:

              Cypress Semiconductor Corporation
              198 Champion Court
              San Jose, California 95134-1709
              Attn: Chief Financial Officer and General Counsel
              Facsimile: (408) 943-4730
              Attention:    Senior Vice President, Memory Products Division







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              With a copy to:

              Cypress Semiconductor Corporation
              198 Champion Court
              San Jose, California 95134-1709
              Attn: Chief Financial Officer and General Counsel
              Facsimile: (408) 943-4730.

              Notices to be given to Simtek will be addressed to:

              Simtek Corporation
              4250 Buckingham Drive, Suite 100
              Colorado Springs, CO 80907
              Facsimile:  (719) 531-9765
              Attention:  Harold Blomquist

              3.6. Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of Simtek and Cypress. Any amendment or waiver effected in accordance with this paragraph shall be binding upon Simtek and Cypress.

              3.7. Severability. The invalidity of unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

              3.8. Aggregation of Stock. All shares of Registrable Securities held or acquired by Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

              3.9. Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties are expressly canceled.

              3.11 Transfers of Rights. Subject to Section 2.10, Cypress hereby agrees that it will not, and may not, assign any of its rights and obligations hereunder, unless such rights and obligations are assigned by Cypress to (a) any person or entity to which all of the Registrable Securities are transferred by Cypress, or (b) to any Affiliate of Cypress; provided that such assignment of rights shall be contingent upon the transferee providing a written instrument to Simtek notifying Simtek of such transfer and assignment and agreeing in writing to be bound by the terms of this Agreement.

              3.12 Dispute Resolution. Any unresolved controversy or claim arising out of or relating to this Agreement shall be resolved pursuant to the terms of the Development Agreement.





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



              3.13 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.



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




     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

FOR SIMTEK                              FOR CYPRESS

Simtek Corporation                      Cypress Semiconductor Corporation

Signed: /S/ HAROLD BLOMQUIST            Signed: /S/ THOMAS SURRETTE
       -----------------------------           ---------------------------------

By:     Harold Blomquist                By:     Thomas Surrette
       -----------------------------           ---------------------------------
Title:  CEO                             Title:  V.P. - NV Memory Business
       -----------------------------           ---------------------------------
Date:   March 24, 2006                  Date:   March 24, 2006
       -----------------------------           ---------------------------------































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